N / E / W / S     R / E / L / E / A / S / E

April 28, 2011

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com/

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 1ST QUARTER EARNINGS PER SHARE OF $.17

First Merchants Corporation (NASDAQ – FRME) has reported a first quarter 2011 earnings per share totaling $.17 per fully diluted common share, a $.16 improvement from the first quarter of 2010.  Net income totaled $4,473,000 for the quarter, a $4.3 million improvement over the first quarter of 2010.

Michael C. Rechin, President and Chief Executive Officer, stated, “The fundamentals of our financial results, highlighted by strong net interest margin and expense management, generate solid core profitability.”  Rechin also stated, “The improvement in all credit related metrics and costs were meaningful in fueling the increased profits. Our Midwestern marketplace is participating in the broader recovery but has yet to exhibit strong overall loan demand. We are seeing more activity in small business and mortgage lending but little demand from our retail segment.”

Total assets were $4.1 billion as of quarter end and total loans were $2.8 billion as customer demand remains low.  The Corporation’s excess liquidity continues to create a larger bond portfolio as investment securities increased by $247 million or 39 percent compared to the same period last year.  The Corporation’s loan to deposit ratio is now 88 percent and the loan to asset ratio totals 67 percent.

As of March 31, 2011, the Corporation’s total risk-based capital equaled 15.66 percent, Tier 1 risk-based capital totaled 13.05 percent, Tier 1 leverage ratio totaled 9.80 percent, and tangible common equity ratio totaled 6.16 percent.  All regulatory capital ratios exceed the regulatory definitions of “well capitalized”.

Non-performing assets (NPA) plus 90 days delinquent loans declined for the third quarter in a row totaling $108 million, or 2.61 percent of total assets.  The Corporation’s allowance for loan losses increased to 2.93 percent of total loans and the allowance coverage ratio to non-accrual loans totals 92 percent.  Net charge-offs for the quarter totaled $7.6 million and provision expense totaled $5.6 million.

Net-Interest margin expanded by 13 basis points over the first quarter of 2010, and remains strong at 3.95 percent as net interest income totaled $35.5 million.  Yields on earning assets declined by 28 basis points and the cost of supporting liabilities declined 41 basis points.

Non-interest income totaled $11.9 million for the quarter down from the first quarter of 2010 total of 13.0 million.  The decline can be attributed to a reduction in non-recurring bond portfolio activity totaling $1.3 million.

Total non-interest expense declined during the quarter to its lowest level in nine quarters totaling $33.9 million.  The $759,000 reduction was primarily the result of decreased salary and benefits expense of $386,000 and OREO and credit-related expenses, including related legal fees, of $466,000.

CONFERENCE CALL

First Merchants Corporation will conduct a first quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, April 28, 2011.

To participate, dial (Toll Free) 877-317-6789 and reference First Merchants Corporation’s first quarter earnings release. International callers please call +1 412-317-6789. A replay of the call will be available until May 10, 2011 at 9:00 a.m. (ET). To access a replay of the call, US/Canada participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 449491.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme110428.html during the time of the call.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, Commerce National Bank, and First Merchants Trust Company as divisions of First Merchants Bank, N.A.  First Merchants Corporation also operates First Merchants Insurance Group, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)	March 31,
	2011	2010
ASSETS
Cash and due from banks	$44,283	$52,679
Federal funds sold	6,092	7,044
Cash and cash equivalents	50,375	59,723
Interest-bearing time deposits	61,843	157,735
Investment securities	886,029	639,081
Mortgage loans held for sale	2,111	3,646
Loans	2,764,128	3,134,540
Less: Allowance for loan losses	(80,936)	(88,568)
Net loans	2,683,192	3,045,972
Premises and equipment	51,818	54,431
Federal Reserve and Federal Home Loan Bank stock	33,801	36,721
Interest receivable	17,583	19,532
Core deposit intangibles and goodwill	152,918	157,532
Cash surrender value of life insurance	102,309	95,146
Other real estate owned	17,056	18,268
Tax asset, deferred and receivable	38,224	59,190
Other assets	19,916	28,889
TOTAL ASSETS	$4,117,175	$4,375,866
LIABILITIES
Deposits:
Noninterest-bearing	$586,973	$520,551
Interest-bearing	2,565,363	2,877,235
Total Deposits	3,152,336	3,397,786
Borrowings:
Securities sold under repurchase agreements	115,684	112,826
Federal Home Loan Bank advances	104,697	123,261
Subordinated debentures, revolving credit lines and term loans	226,400	194,794
Total Borrowings	446,781	430,881
Interest payable	3,117	4,812
Other liabilities	52,419	53,446
Total Liabilities	3,654,653	3,886,925
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding - 69,600 and 116,000 shares	67,998	112,559
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 25,650,057 and 25,495,550 shares	3,206	3,187
Additional paid-in capital	233,032	230,764
Retained earnings	165,075	150,595
Accumulated other comprehensive loss	(6,914)	(8,289)
Total Stockholders' Equity	462,522	488,941
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,117,175	$4,375,866

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)	Three Months Ended
	March 31,
	2011	2010
INTEREST INCOME
Loans receivable:
Taxable	$38,738	$45,448
Tax-exempt	102	277
Investment securities:
Taxable	4,547	2,891
Tax-exempt	2,553	2,646
Federal funds sold	2	17
Deposits with financial institutions	83	60
Federal Reserve and Federal Home Loan Bank stock	341	360
Total Interest Income	46,366	51,699
INTEREST EXPENSE
Deposits	6,866	11,495
Federal funds purchased	3
Securities sold under repurchase agreements	378	499
Federal Home Loan Bank advances	1,001	1,564
Subordinated debentures, revolving credit lines and term loans	2,641	1,926
Total Interest Expense	10,889	15,484
NET INTEREST INCOME	35,477	36,215
Provision for loan losses	5,594	13,869
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	29,883	22,346
OTHER INCOME
Service charges on deposit accounts	2,779	3,262
Fiduciary activities	2,036	2,060
Other customer fees	2,235	2,498
Commission income	1,888	1,989
Earnings on cash surrender value of life insurance	578	508
Net gains and fees on sales of loans	1,873	1,149
Net realized gains on sales of available for sale securities	463	1,842
Other-than-temporary impairment on available for sale securities	(400)	(488)
Other income	406	144
Total Other Income	11,858	12,964
OTHER EXPENSES
Salaries and employee benefits	17,176	17,562
Net occupancy	2,745	2,851
Equipment	1,783	1,853
Marketing	382	429
Outside data processing fees	1,445	1,280
Printing and office supplies	288	318
Core deposit amortization	1,101	1,207
FDIC assessments	2,104	1,722
Other real estate owned and credit-related expenses	3,195	2,685
Other expenses	3,662	4,733
Total Other Expenses	33,881	34,640
INCOME BEFORE INCOME TAX	7,860	670
Income tax expense (benefit)	2,399	(916)
NET INCOME	5,461	1,586
Preferred stock dividends and discount accretion	(988)	(1,450)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$4,473	$136
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.17	$0.01
Diluted Net Income Available to Common Stockholders	$0.17	$0.01
Cash Dividends Paid	$0.01	$0.01
Average Diluted Shares Outstanding (in thousands)	25,763	21,462

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended
	March 31,
	2011	2010
NET CHARGE OFF'S	$7,635	$17,432

AVERAGE BALANCES:
Total Assets	$4,122,390	$4,363,768
Total Loans	2,804,303	3,203,826
Total Earning Assets	3,744,196	3,955,515
Total Deposits	3,218,504	3,431,831
Total Stockholders' Equity	456,189	466,994

FINANCIAL RATIOS:
Return on Average Assets	0.43%	0.01%
Return on Average Stockholders' Equity	3.92	0.12
Average Earning Assets to Average Assets	90.83	90.64
Allowance for Loan Losses as % of Total Loans	2.93	2.82
Net Charge Off's as % of Average Loans (Annualized)	1.09	2.18
Average Stockholders' Equity to Average Assets	11.07	10.70
Tax Equivalent Yield on Earning Assets	5.11	5.39
Cost of Supporting Liabilities	1.16	1.57
Net Interest Margin (FTE) on Earning Assets	3.95	3.82

NON-PERFORMING ASSETS
(Dollars in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
Non-Accrual Loans	$87,712	$90,591	$98,597	$120,205	$122,891
Renegotiated Loans	2,125	7,139	5,320	1,657	859
Non-Performing Loans (NPL)	89,837	97,730	103,917	121,862	123,750
Real Estate Owned and Repossessed Assets	17,056	20,927	21,546	20,124	18,268
Non-Performing Assets (NPA)	106,893	118,657	125,463	141,986	142,018
90+ Days Delinquent	752	1,330	5,320	4,537	2,600
NPAS & 90 Day Delinquent	$107,645	$119,987	$130,783	$146,523	$144,618
Loan Loss Reserve	$80,936	$82,977	$83,660	$86,970	$88,568
YTD Charge-offs	7,635	55,637	47,876	34,045	17,432
NPAs / Actual Assets %	2.60%	2.84%	3.00%	3.39%	3.25%
NPAs & 90 Day / Actual Assets %	2.61%	2.88%	3.13%	3.50%	3.30%
NPAs / Actual Loans and REO %	3.84%	4.12%	4.25%	4.61%	4.50%
Loan Loss Reserves / Actual Loans (%)	2.93%	2.90%	2.86%	2.84%	2.82%
NCOs / YTD Average Loans (%)	0.27%	1.82%	1.54%	1.08%	0.54%

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
ASSETS
Cash and due from banks	$44,283	$50,844	$54,736	$60,223	$52,679
Federal funds sold	6,092	7,463	6,392	4,101	7,044
Cash and cash equivalents	50,375	58,307	61,128	64,324	59,723
Interest-bearing time deposits	61,843	65,216	114,401	40,823	157,735
Investment securities	886,029	826,797	701,852	646,185	639,081
Mortgage loans held for sale	2,111	21,469	15,390	7,600	3,646
Loans	2,764,128	2,835,683	2,913,364	3,051,346	3,134,540
Less: Allowance for loan losses	(80,936)	(82,977)	(83,660)	(86,970)	(88,568)
Net loans	2,683,192	2,752,706	2,829,704	2,964,376	3,045,972
Premises and equipment	51,818	52,450	52,774	53,437	54,431
Federal Reserve and Federal Home Loan Bank stock	33,801	33,884	36,271	36,218	36,721
Interest receivable	17,583	18,674	20,310	18,894	19,532
Core deposit intangibles and goodwill	152,918	154,019	155,180	156,340	157,532
Cash surrender value of life insurance	102,309	96,731	96,206	95,666	95,146
Other real estate owned	17,056	20,927	21,546	20,124	18,268
Tax asset, deferred and refundable	38,224	45,623	50,972	52,839	59,190
Other assets	19,916	24,045	24,586	26,422	28,889
TOTAL ASSETS	$4,117,175	$4,170,848	$4,180,320	$4,183,248	$4,375,866
LIABILITIES
Deposits:
Noninterest-bearing	$586,973	$583,696	$525,463	$516,769	$520,551
Interest-bearing	2,565,363	2,685,184	2,728,888	2,744,194	2,877,235
Total Deposits	3,152,336	3,268,880	3,254,351	3,260,963	3,397,786
Borrowings:
Securities sold under repurchase agreements	115,684	109,871	109,647	107,505	112,826
Federal Home Loan Bank advances	104,697	82,684	92,628	100,540	123,261
Subordinated debentures, revolving credit lines and term loans	226,400	226,440	227,514	225,867	194,794
Total Borrowings	446,781	418,995	429,789	433,912	430,881
Interest payable	3,117	4,262	4,011	4,911	4,812
Other liabilities	52,419	24,303	29,704	25,933	53,446
Total Liabilities	3,654,653	3,716,440	3,717,855	3,725,719	3,886,925
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding - 69,600 and 116,000 shares	67,998	67,880	67,764	67,649	112,559
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 25,650,057 and 25,495,550 shares	3,206	3,197	3,194	3,191	3,187
Additional paid-in capital	233,032	232,503	231,979	231,372	230,764
Retained earnings	165,075	160,860	158,074	158,118	150,595
Accumulated other comprehensive income (loss)	(6,914)	(10,157)	1,329	(2,926)	(8,289)
Total Stockholders' Equity	462,522	454,408	462,465	457,529	488,941
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,117,175	$4,170,848	$4,180,320	$4,183,248	$4,375,866

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
INTEREST INCOME
Loans receivable:
Taxable	$38,738	$41,497	$43,148	$43,977	$45,448
Tax exempt	102	(250)	236	252	277
Investment securities:
Taxable	4,547	3,680	3,100	3,286	2,891
Tax exempt	2,553	2,573	2,610	2,548	2,646
Federal funds sold	2	3	3	3	17
Deposits with financial institutions	83	142	84	95	60
Federal Reserve and Federal Home Loan Bank stock	341	312	250	330	360
Total Interest Income	46,366	47,957	49,431	50,491	51,699
INTEREST EXPENSE
Deposits	6,866	8,427	9,434	10,520	11,495
Federal funds purchased	3		1	4
Securities sold under repurchase agreements	378	383	401	429	499
Federal Home Loan Bank advances	1,001	1,146	1,218	1,440	1,564
Subordinated debentures, revolving credit lines and term loans	2,641	2,508	2,695	1,919	1,926
Total Interest Expense	10,889	12,464	13,749	14,312	15,484
NET INTEREST INCOME	35,477	35,493	35,682	36,179	36,215
Provision for loan losses	5,594	7,078	10,521	15,015	13,869
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	29,883	28,415	25,161	21,164	22,346
OTHER INCOME
Service charges on deposit accounts	2,779	3,111	3,404	3,506	3,262
Fiduciary activities	2,036	1,881	1,773	1,978	2,060
Other customer fees	2,235	2,217	2,080	2,195	2,498
Commission income	1,888	1,267	1,482	1,487	1,989
Earnings on cash surrender value of life insurance	578	524	540	526	508
Net gains and fees on sales of loans	1,873	2,384	2,088	1,185	1,149
Net realized and unrealized gains on sales of available for sale securities	463	1,305	2	257	1,842
Other-than-temporary impairment on available for sale securities	(400)		(656)	(400)	(488)
Other income	406	904	332	208	144
Total Other Income	11,858	13,593	11,045	10,942	12,964
OTHER EXPENSES
Salaries and employee benefits	17,176	19,655	18,094	17,942	17,562
Net occupancy	2,745	2,452	2,574	2,058	2,851
Equipment	1,783	1,812	1,797	1,861	1,853
Marketing	382	527	519	495	429
Outside data processing fees	1,445	1,154	1,348	1,311	1,280
Printing and office supplies	288	317	303	321	318
Core deposit amortization	1,101	1,161	1,161	1,192	1,207
FDIC assessments	2,104	2,044	2,112	2,243	1,722
Other real estate owned and credit-related expenses	3,195	5,257	2,991	1,503	2,685
Other expenses	3,662	3,814	4,236	5,417	4,733
Total Other Expenses	33,881	38,193	35,135	34,343	34,640
INCOME (LOSS) BEFORE INCOME TAX	7,860	3,815	1,071	(2,237)	670
Income tax expense (benefit)	2,399	(216)	(564)	(1,894)	(916)
NET INCOME (LOSS)	5,461	4,031	1,635	(343)	1,586
Gain on exchange of preferred stock for trust preferred debt				10,052
Preferred stock dividends and discount accretion	(988)	(1,476)	(870)	(1,443)	(1,450)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$4,473	$2,555	$765	$8,266	$136
PER SHARE:
Basic Net Income Available to Common Stockholders	$0.17	$0.10	$0.02	$0.35	$0.01
Diluted Net Income Available to Common Stockholders	$0.17	$0.10	$0.02	$0.35	$0.01
Cash Dividends Paid	$0.01	$0.01	$0.01	$0.01	$0.01
Average Diluted Shares Outstanding (in thousands)	25,763	25,737	25,686	25,633	21,462
FINANCIAL RATIOS:
Return on Average Assets	0.43%	0.24%	0.07%	0.77%	0.01%
Return on Average Stockholders' Equity	3.92	2.20	0.67	6.73	0.12
Average Earning Assets to Average Assets	90.83	90.27	90.39	90.34	90.64
Allowance for Loan Losses as % of Total Loans	2.93	2.90	2.86	2.84	2.82
Net Charge Off's as % of Average Loans (Annualized)	1.09	1.07	1.84	2.14	2.18
Average Stockholders' Equity to Average Assets	11.07	10.93	10.95	11.47	10.70
Tax Equivalent Yield on Earning Assets	5.11	5.13	5.38	5.38	5.39
Cost of Supporting Liabilities	1.16	1.30	1.45	1.48	1.57
Net Interest Margin (FTE) on Earning Assets	3.95	3.83	3.93	3.90	3.82

LOANS
(Dollars in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
Commercial and industrial loans	$529,110	$530,322	$550,310	$589,157	$621,591
Agricultural production financing and other loans to farmers	89,032	95,516	99,087	108,439	109,457
Real estate loans:
Construction	103,956	106,615	91,705	111,070	131,548
Commercial and farm land	1,199,078	1,229,037	1,229,836	1,269,455	1,282,635
Residential	699,773	724,020	779,483	816,823	821,014
Individuals' loans for household and other personal expenditures	104,701	115,295	128,400	129,724	142,108
Lease financing receivables, net of unearned income	4,706	5,157	5,763	6,143	6,396
Other loans	33,772	29,721	28,780	20,535	19,791
Loans	2,764,128	2,835,683	2,913,364	3,051,346	3,134,540
Allowance for loan losses	(80,936)	(82,977)	(83,660)	(86,970)	(88,568)
NET LOANS	$2,683,192	$2,752,706	$2,829,704	$2,964,376	$3,045,972

DEPOSITS
(Dollars in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
Demand deposits	$1,318,188	$1,362,927	$1,288,975	$1,246,006	$1,261,305
Savings deposits	765,138	763,949	761,181	730,105	738,742
Certificates and other time deposits of $100,000 or more	318,663	334,748	350,623	374,016	416,113
Other certificates and time deposits	624,032	661,569	685,917	715,941	750,382
Brokered deposits	126,315	145,687	167,655	194,895	231,244
TOTAL DEPOSITS	$3,152,336	$3,268,880	$3,254,351	$3,260,963	$3,397,786